UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 9, 2005

Tufco Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-21108	39-1723477

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	920.336.0054

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Press Release

ITEM 8.01 OTHER EVENTS

     On March 9, 2005, Tufco Technologies, Inc. issued a press release announcing a stock repurchase program through December 31, 2005. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to Item 8.01 “Other Events”.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release dated March 9, 2005, furnished in accordance with Item 8.01.

(remainder of page intentionally left blank; signature on following page.)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.

Dated: March 11, 2005	By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated March 9, 2005